EXHIBIT 10-G-2

November 26, 2007

Mr. Glenn R. Morgan
Hartmarx Corporation
101 North Wacker Drive
Chicago, Illinois 60606

Re:
Amended and Restated Employment Agreement Effective as of November 27, 2000 (the "Employment Agreement") and Amended and Restated Severance Agreement Effective as of November 27, 2000 (the "Severance Agreement"), each as amended through the date hereof

Dear Mr. Morgan:

Reference is made to the Employment Agreement and the Severance Agreement between you, as Executive, and Hartmarx Corporation (the "Company").  Hartmarx Corporation has been authorized by the Compensation and Stock Option Committee of the Board of Directors to amend the Employment Agreement and the Severance Agreement in certain respects, effective as of the date hereof, as set forth below.

A.	Employment Agreement

1.     Section 1 of the Employment Agreement is hereby amended by deleting the first clause thereof, through the semi-colon ";" in line 4, and inserting the following:

"The Company hereby employs Executive and Executive hereby agrees to remain in the employ of the Company for an employment term ("Agreement Period") beginning on the date of this Agreement, and continuing in effect through December 31, 2009;"

2.     Section 3(a) is amended in its entirety to provide as follows:

"(a)During the Agreement Period the Company shall pay Executive an annual base salary of not less than Executive's base salary in effect as of

Mr. Glenn R. Morgan
Hartmarx Corporation
November 26, 2007

January 1, 2007 ("Base Salary").  Base Salary shall be paid in accordance with the Company's customary payroll practices.  Base Salary may be increased at the discretion of the Compensation and Stock Option Committee of the Company Board of Directors (the "Committee") and once so increased shall not thereafter be decreased, except for across-the-board reductions similarly affecting all executives of the Company."

3.     Section 4(c)(iii)(D) is amended by deleting the reference to Section 7 and inserting a reference to Section 8 in its place.

4.     The introductory paragraph of Section 4(d) is amended to read as follows:

"(d)Good Reason.  The Executive may terminate his employment hereunder for Good Reason.  Good Reason shall mean the occurrence (without the Executive's written consent) of any one of the following acts by the Company, or failures by the Company to act, each of which shall be deemed to be a material negative change in the terms and conditions of Executive's employment:"

5.     Section 5(a) is amended by deleting the reference to Section 9 and inserting a reference to Section 10 in its place.

6.     Section 6(b)(iii) is amended by deleting the second sentence thereof and inserting the following in its place:

"Such payments will be made within five (5) days of the date on which MIP payments are made to other MIP participants after the close of each fiscal year, but in any case not later than March 15 after the close of such fiscal year, and will include the cash value, determined without regard to any restrictions on the sale thereof, of restricted stock."

7.     Section 6(b)(v) is amended in its entirety to provide as follows:

"(v)During the Severance Period the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits ("Welfare Benefits") substantially similar in all material respects to those which the Executive is receiving immediately prior to the Date of

Mr. Glenn R. Morgan
Hartmarx Corporation
November 26, 2007

Termination (without giving effect to any decrease therein which constitutes the basis, or one of the bases, upon which the Notice of Termination is based), or if such benefits are not available or the provision of such benefits would not be allowed under the terms of such plans, the Company shall pay Executive the after-tax economic equivalent thereof.  If the Executive receives, or becomes eligible to receive, Welfare Benefits from another source, then the Welfare Benefits otherwise receivable by the Executive pursuant to this Section 6(b)(v) shall be reduced to the extent of such other Welfare Benefits received by, or made available to, the Executive during the Severance Period (and any such Welfare Benefits received by or made available to the Executive shall be reported to the Company by the Executive).  Nothing herein shall be deemed to limit Executive's rights, if any, to thereafter participate in any retiree medical plan then in effect."

8.     New Section 7 is inserted as follows:

"7.     Internal Revenue Code Section 409A.

(a)Notwithstanding anything to the contrary set forth in Sections 6(b)(i) through (ix) or elsewhere in this Agreement, Executive's entitlement to a series of installments payments shall be treated and shall be deemed to be an entitlement to a series of separate payments within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder.

(b)Any severance benefits paid within the later of (i) 2-1/2 months of the end of the Company's taxable year containing the Executive's severance from employment, or (ii) 2-1/2 months of the end of the Executive's taxable year containing the severance from employment shall be exempt from Section 409A and shall be paid in accordance with Section 6(b).  Severance benefits subject to this Section 7(b) shall be treated and shall be deemed to be an entitlement to a separate payment within the meaning of Section 409A of the Code and the regulations thereunder.

(c)To the extent severance benefits are not exempt from Section 409A under Section 7(b) above, any benefits paid in the first 6 months following the Executive's severance from employment that are equal to or less than the lesser of the amounts described in Treasury Regulation Section

Mr. Glenn R. Morgan
Hartmarx Corporation
November 26, 2007

1.409A-1(b)(9)(iii)(A)(1) and (2) shall be exempt from Section 409A and shall be paid in accordance with Section 6(b).  Severance benefits subject to this Section 7(c) shall be treated and shall be deemed to be an entitlement to a separate payment within the meaning of Section 409A of the Code and the regulations thereunder.

(d)To the extent severance benefits are not exempt from Section 409A under Section 7(b) or 7(c) above, any benefits paid equal to or less than the applicable dollar amount under Section 402(g)(1)(B) of the Code for the year of severance from employment shall be exempt from Section 409A in accordance with Treasury Regulation Section 1.409A-1(b)(9)(v)(D) and shall be paid in accordance with Section 6(b).  Severance benefits subject to this Section 7(d) shall be treated and shall be deemed to be an entitlement to a separate payment within the meaning of Section 409A of the Code and the regulations thereunder.

(e)To the extent severance benefits are not exempt from Section 409A pursuant to Section 7(b), 7(c) or 7(d) above, and to the extent the Executive is a "specified employee" (as defined below), payments due to the Executive under Section 6 shall begin no sooner than six months after the Executive's severance from employment (other than for Death); provided, however, that any payments not made during the six (6) month period described in this Section 7(e) due to the 6-month delay period required under Treasury Regulation Section 1.409A-3(i)(2) shall be made in a single lump sum as soon as administratively practicable after the expiration of such six (6) month period, with interest thereon computed at the rate set forth in Section 17 hereof, and the balance of all other payments required under this Agreement shall be made as otherwise scheduled in this Agreement.

(f)For purposes of this Section 7, any reference to severance of employment or termination of employment shall mean a "separation from service" as defined in Treasury Reg. Section 1.409A-1(h).  For purposes of this Agreement, the term "specified employee" shall have the meaning set forth in Treasury Reg. Section 1.409A-1(i).  The determination of whether the Executive is a "specified employee" shall be made by the Employer in good faith applying the applicable Treasury regulations.

Mr. Glenn R. Morgan
Hartmarx Corporation
November 26, 2007

(g)Notwithstanding anything to the contrary set forth in this Agreement, and in addition to any tax gross-up payments to which Executive may be entitled under any other agreement between Executive and Company, if any of the amounts payable to Executive hereunder are or become subject to excise or other tax liability (including interest and penalties) that may be assessed by the IRS pursuant to Section 409A or any other section of the Code and imposed upon Executive, the Company shall reimburse and gross-up Executive in an amount sufficient so that such payments and benefits received by Executive hereunder will be so received without reduction for any such taxes, interest or penalties.  Such gross-up payment shall be made promptly after the assessment of such excise or other tax liability (including interest and penalties); however, in any event, such gross-up payment shall be made no later than the end of Executive's taxable year next following his taxable year in which the related taxes, interest or penalties are remitted."

9.     Sections 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20 and 21, are hereby re-designated as Sections 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21 and 22, respectively, and all references thereto shall be references to the re-designated Section numbers.

10.    Section 18 is amended to provide as follows:

"18.Beneficiaries.  If Executive should die while any amount is payable to him hereunder, such amount shall be paid in a single lump sum to Executive's devisee, legatee or other designee or, if there is no such designee, to Executive's estate."

B.	Severance Agreement

1.     Section 2 is amended by deleting the references to Section 7 and Section 12 and inserting references to Section 8 and Section 13, respectively.

2.     The introductory paragraph of Section 4(d) is amended to read as follows:

"(d)     Good Reason.  The Executive may terminate his employment hereunder for Good Reason.  Good Reason shall mean the occurrence, after a

Mr. Glenn R. Morgan
Hartmarx Corporation
November 26, 2007

Change in Control, (without the Executive's written consent) of any one of the following acts by the Company, or failures by the Company to act, each of which shall be deemed to be a material negative change in the terms and conditions of Executive's employment:"

3.    Section 5(a) is amended by deleting the reference to Section 10 and inserting a reference to Section 11 in its place.

4.    Section 6(b)(iv) is amended in its entirety to provide as follows:

"(iv)During a period of thirty-six (36) months (the "Severance Period") the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits ("Welfare Benefits") substantially similar in all material respects to those which the Executive is receiving immediately prior to the Date of Termination (without giving effect to any adverse amendment to, or elimination of, such benefits made after a Change in Control); provided, however, if the termination of Executive's employment after a Change in Control and during the Agreement Period by the Company without Cause or by Executive for Good Reason hereunder occurs after Executive has attained the age of 57 years, the Welfare Benefits to be provided by the Company shall continue to be provided until such time that Executive becomes Medicare eligible and is covered by Medicare.  If any such Welfare Benefits are not available or the provision of such benefits would not be allowed under the terms of such plans, the Company shall pay Executive the after-tax economic equivalent thereof.  If the Executive receives, or becomes eligible to receive, Welfare Benefits from another source, then the Welfare Benefits otherwise receivable by the Executive pursuant to this Section 6(b)(iv) shall be reduced to the extent of such other Welfare Benefits received by, or made available to, the Executive during the Severance Period (and any such Welfare Benefits received by or made available to the Executive shall be reported to the Company by the Executive).  Nothing herein shall be deemed to limit Executive's rights, if any, to thereafter participate in any retiree medical plan then in effect.  Executive covenants and agrees that he shall apply for Medicare coverage on his first Medicare eligibility date."

Mr. Glenn R. Morgan
Hartmarx Corporation
November 26, 2007

5.     New Section 7 is inserted as follows:

"7.Internal Revenue Code Section 409A.

(a)Notwithstanding anything to the contrary set forth in Sections 6(b)(i) through (viii) or elsewhere in this Agreement, Executive's entitlement to a series of installments payments shall be treated and shall be deemed to be an entitlement to a series of separate payments within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder.

(b)Any severance benefits paid within the later of (i) 2-1/2 months of the end of the Company's taxable year containing the Executive's severance from employment, or (ii) 2-1/2 months of the end of the Executive's taxable year containing the severance from employment shall be exempt from Section 409A and shall be paid in accordance with Section 6(b).  Severance benefits subject to this Section 7(b) shall be treated and shall be deemed to be an entitlement to a separate payment within the meaning of Section 409A of the Code and the regulations thereunder.

(c)To the extent severance benefits are not exempt from Section 409A under Section 7(b) above, any benefits paid in the first 6 months following the Executive's severance from employment that are equal to or less than the lesser of the amounts described in Treasury Regulation Section 1.409A-1(b)(9)(iii)(A)(1) and (2) shall be exempt from Section 409A and shall be paid in accordance with Section 6(b).  Severance benefits subject to this Section 7(c) shall be treated and shall be deemed to be an entitlement to a separate payment within the meaning of Section 409A of the Code and the regulations thereunder.

(d)To the extent severance benefits are not exempt from Section 409A under Section 7(b) or 7(c) above, any benefits paid equal to or less than the applicable dollar amount under Section 402(g)(1)(B) of the Code for the year of severance from employment shall be exempt from Section 409A in accordance with Treasury Regulation Section 1.409A-1(b)(9)(v)(D) and shall be paid in accordance with Section 6(b).  Severance benefits subject to this Section 7(d) shall be treated and shall be deemed to be an entitlement to a

Mr. Glenn R. Morgan
Hartmarx Corporation
November 26, 2007

separate payment within the meaning of Section 409A of the Code and the regulations thereunder.

(e)To the extent severance benefits are not exempt from Section 409A pursuant to Section 7(b), 7(c) or 7(d) above, and to the extent the Executive is a "specified employee" (as defined below), payments due to the Executive under Section 6 shall begin no sooner than six months after the Executive's severance from employment (other than for Death); provided, however, that any payments not made during the six (6) month period described in this Section 7(e) due to the 6-month delay period required under Treasury Regulation Section 1.409A-3(i)(2) shall be made in a single lump sum as soon as administratively practicable after the expiration of such six (6) month period, with interest thereon computed at the rate set forth in Section 18 hereof, and the balance of all other payments required under this Agreement shall be made as otherwise scheduled in this Agreement.

(f)For purposes of this Section 7, any reference to severance of employment or termination of employment shall mean a "separation from service" as defined in Treasury Reg. Section 1.409A-1(h).  For purposes of this Agreement, the term "specified employee" shall have the meaning set forth in Treasury Reg. Section 1.409A-1(i).  The determination of whether the Executive is a "specified employee" shall be made by the Employer in good faith applying the applicable Treasury regulations.

(g)Notwithstanding anything to the contrary set forth in this Agreement, and in addition to any tax gross-up payments to which Executive may be entitled under any other agreement between Executive and Company, if any of the amounts payable to Executive hereunder are or become subject to excise or other tax liability (including interest and penalties) that may be assessed by the IRS pursuant to Section 409A or any other section of the Code and imposed upon Executive, the Company shall reimburse and gross-up Executive in an amount sufficient so that such payments and benefits received by Executive hereunder will be so received without reduction for any such taxes, interest or penalties.  Such gross-up payment shall be made promptly after the assessment of such excise or other tax liability (including interest and penalties); however, in any event, such gross-up payment shall be made no later than the end of Executive's taxable year next following his taxable year in which the related taxes, interest or penalties are remitted."

Mr. Glenn R. Morgan
Hartmarx Corporation
November 26, 2007

6.     Sections 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21 and 22 are hereby re-designated as Sections 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22 and 23, respectively, and all references thereto shall be references to the re-designated Section numbers.

7.     Section 19 is amended to provide as follows:

"19.Beneficiaries.  If Executive should die while any amount is payable to him hereunder, such amount shall be paid in a single lump sum to Executive's devisee, legatee or other designee or, if there is no such designee, to Executive's estate."

[Remainder of page intentionally left blank;
signatures appear on immediately following page]

Mr. Glenn R. Morgan
Hartmarx Corporation
November 26, 2007

Please sign both copies of this letter where indicated below evidencing your agreement to these amendments to the Employment Agreement and Severance Agreement.  When fully executed, this letter will serve as an amendment to the Employment Agreement and Severance Agreement and, except as expressly amended by this letter, the Employment Agreement and Severance Agreement shall each remain in full force and effect in accordance with their respective terms.

Very truly yours,

/s/ RAYMOND F. FARLEY

Raymond F. Farley, Chairman
Compensation and Stock Option
Committee of the Board of Directors

Agreed and Accepted this
26th day of November, 2007

 /s/ Glenn R. Morgan
Glenn R. Morgan